                                                                   EXHIBIT 10.13


                               AGENCY AGREEMENT
                          FOR PRIVATE CARRIER PAGING
                                   (GEORGIA)

                               TABLE OF CONTENTS

1.   Description of System................................................ 1

2.   Appointment of Agent................................................. 1

3.   Provision of Service................................................. 1

4.   Charges to Subscribers............................................... 2

5.   Regulation........................................................... 3

6.   Schedule of Charges and Payments..................................... 3

7.   Regulatory Matters................................................... 3

8.   Terms of Agreement................................................... 4

9.   Termination of Agreement............................................. 4

10.  Non-exclusive........................................................ 5

11.  Assignments.......................................................... 5

12.  Use of Paging Terminal............................................... 5

13.  Indemnification by Agent............................................. 5

14.  Liability Insurance.................................................. 6

15.  Indemnification by Carrier........................................... 6

16.  Carrier's Purchase Rights and Obligations............................ 7

17.  Law Governing Agreements............................................. 7

18.  Notices.............................................................. 7

19.  Remedies............................................................. 8

20.  Contingency.......................................................... 8

22.  Insolvency........................................................... 9

23.  Arbitration.......................................................... 9

24.  Successors and Assigns............................................... 9

25.  Miscellaneous Provisions............................................. 9

26.  Regulatory Bodies.................................................... 9

27.  Various Matters......................................................  10

28.  Taxes and Tax Information............................................  11

                               AGENCY AGREEMENT
                          FOR PRIVATE CARRIER PAGING
                                   (GEORGIA)

          THIS AGREEMENT is entered into between Preferred Networks, Inc. ("Carrier") and SATELLINK PAGING INC. ("Agent").

          WHEREAS, Carrier and Agent by this Agreement mutually desire to market Private Carrier Paging service ("PCP") on the 157.740 frequency, which service is not currently tariffed, and to thereby make such service available to the public in a convenient and effective manner.

          It is agreed between Carrier and Agent as follows:

          1.   Description of System. Carrier is authorized to provide PCP in
               ---------------------
certain areas in Georgia (the "Area").

          2.   Appointment of Agent.
               --------------------

               (a) Carrier hereby grants to Agent the right to act as its non-exclusive agent for the marketing of PCP.

               (b) Carrier reserves the right to promote and sell PCP and equipment to present or future subscribers directly or through its employees, agents or subsidiaries, and to resellers.

               (c)  This Agreement applies only to activities in the Area.

          3.   Provision of Service.
               --------------------

               (a) Carrier agrees to furnish one-way tone only, numeric display and alphanumeric paging services and other future services as may exist in Carrier's discretion. Carrier will issue Cap codes.

               (b)  Agent may sell only to retail end users of such service.
                                           ----------------

               (c) Carrier shall make diligent efforts to provide continuous and uninterrupted paging service to subscribers obtained by Agent, but its liability to subscribers for failure to do so shall be as prescribed and limited by contract and applicable law.

               (d) Agent will provide pagers for subscribers to whom it sells paging service.

               (e) Carrier shall have the right to disapprove of pagers and accessories at any time if they are not compatible with Carrier's present or future system operation. Agent shall submit to Carrier technical specifications of each type of pager which Agent plans to place on the system.

               (f) Carrier reserves the right to approve or deny the use of Carrier's name and any of its logos on any and all promotional material used by Agent. Such approval will not be unreasonably withheld. An advance copy of all promotional material containing Carrier's name or logos, or a description of PCP, must be submitted to Carrier for approval at least twenty (20) days before use. Materials bearing Carrier's names or logos may not be used after termination of this Agreement.

               (g) Agent will use commercially reasonable efforts at all times to give prompt, courteous and efficient service to the public, will be governed in all dealings with members of the public by the highest standards of honesty, integrity and fair dealing, and will do nothing which would tend to discredit, dishonor, reflect adversely upon or in any manner injure the reputation of Carrier.

               (h) Agent may utilize subagents in connection with marketing paging services hereunder, subject to review and prior written approval of such subagents by Carrier. Carrier may at any time disapprove a subagent for any reason or no reason. Agent is responsible for the subagents' compliance with the terms of this Agreement.

               (i) If there is a lack of capacity on the PCP system, Carrier shall allocate any capacity or capacity increase according to applicable regulatory priorities (if any) and calendar priority of held end user (i.e.
                                                                       ----
retail subscriber) orders. Agent shall maintain accurate records of held orders for the purposes of this paragraph. If a lack of capacity exists or is forecasted by Carrier, Agent will not take additional cap codes, but rather will use and pay for only those cap codes for which it has subscribers.

          4.   Charges to Agent.
               ----------------

               (a) Service charges by Carrier to Agent for services on its PCP shall be at the rates established from time to time by Carrier. Current rates are attached as Exhibit A. Carrier may change rates upon ninety (90) days notice to Agent. Charges by Agent for pagers whether sold, rented or leased shall be at Agent's discretion. Agent shall perform all billing, notice and collection activities with regard to PCP charges made to subscribers and taxes thereon and such activities shall be pursuant to, and in compliance with, applicable laws, orders, rules and regulations. Agent shall accept applications for service and terminate service and may collect deposits for service from subscribers in accordance with the terms and conditions of applicable laws, orders, rules and regulations.

               (b) Agent shall continue to deliver the service charges due from subscribers to Carrier for each subscriber for whom Agent arranges PCP regardless of whether such subscribers deliver payments to Agent. After reasonable attempts by Agent to collect PCP charges from a subscriber, and after compliance with applicable laws, orders, rules and regulations, Agent may request Carrier to disconnect such subscriber and if Carrier does not so disconnect the subscriber within five (5) working days, Agent shall not be liable to Carrier for that subscriber's service charge accruing after the end of that five (5) working day period.

               (c) All revenue from PCP is Carrier revenue, and the amounts retained by Agent hereunder constitute Agent's commission. The amount to be paid to Carrier is set forth in Exhibit A. The transfer of funds described herein is for convenience only. Agent shall bear the risk of loss of funds until actually received by Carrier at Carrier's office.

          5.   Regulation.  This Agreement shall remain in effect if PCP becomes
               ----------
a regulated service. Provided, however, that should any such regulation materially detrimentally alter Agent's or Carrier's rights or obligations hereunder, or materially detrimentally change the economic benefit to Agent or Carrier, the party so detrimentally affected may terminate this Agreement upon sixty (60) days' written notice to the other party.

          6.   Schedule of Charges and Payments. Agent shall pay all invoices
               --------------------------------
from Carrier within twenty (20) days from date of invoice. Late payments will bear simple interest at *** per annum or the highest lawful rate, whichever is lower. Billing shall be in advance for any month, with appropriate usage or numbers in service additions appearing on the next invoice. Other billings shall be made as appropriate. Agent will not offset any amounts owing except for legitimate billing disputes. Agent is obligated to pay amounts owing hereunder regardless of whether subscribers pay Agent.

          7.   Regulatory Matters.  Agent expressly recognizes that Carrier is
               ------------------
offering service through licenses issued by the Federal Communications Commission. Agent therefore agrees as follows:

               (a)  This Agreement is subject to any necessary agency approval.

               (b) Subject to Sections 5 and 28 hereof, this Agreement shall at all times be subject to such changes or modifications as the Federal Communications Commission or any other bodies may from time to time lawfully direct.

               (c) Each customer placed by Agent on Carrier's PCP system shall be clearly advised in writing that PCP is provided by Carrier, and, if applicable, that service is under and pursuant to Carrier's then currently effective tariffs and that such tariffs are subject to change (to the extent such is the case).

               (d) Agent shall not represent itself as the federal or state certificated licensee of PCP or make any untrue or misleading representations or warranties, express or implied, regarding such service. All forms of contracts entered into between Agent and its customers relating to Carrier's service shall identify Carrier as the provider of the service.

               (e) It is understood that the ultimate control and responsibility for the standard and quality of service required under the provisions of any license issued by the Federal Communications Commission to Carrier as well as any certificate issued to Carrier by any regulatory agency having jurisdiction shall be that of Carrier. No provision of this Agreement shall be construed as vesting in the Agent any control whatsoever of the radio communication facilities and operations.

               (f) Agent shall bear its own costs in the performance of this Agreement. Direct additional costs of non-promotional mailings to Carrier's customers ordered by regulatory authorities or Carrier's corporate policy shall be borne solely by Carrier, but mailed by Agent.

               (g) A subscriber's PCP shall not be terminated for a failure of the subscriber to pay Agent for items other than PCP, but Agent may repossess its pager or take other action.

          8.   Terms of Agreement.  The term of this Agreement shall commence on
               ------------------
5/4/92, and shall continue until 3/3/93. Unless notice of election to not continue this Agreement is given at least sixty (60) days prior to expiration of the preceding term, this Agreement shall continue for successive one-year terms until so terminated by either party.

          9.   Termination of Agreement.
               ------------------------

               (a) This Agreement may be terminated at any time by a lawful order of any Regulatory Commission having jurisdiction hereof.

               (b) If either party violates any material provision of this Agreement or fails to perform any material obligation hereunder and does not forthwith correct same upon being given ten (10) days' written notice by the other party of such violation or failure (provided, however, that if such violation or failure is non-monetary and is not capable of cure within such 10-day period, there shall be no default if the party has commenced to cure, is vigorously pursuing the cure and completes such cure within twenty
(20) days after the notice of such violation or failure), then such other party shall have the right of cancellation of this Agreement by giving sixty (60) days prior written notice. Provided, however, that: (i) the 10-day cure period shall only apply as to three (3) late payments of invoices from Carrier in any twelve
(12) month period; and (ii) termination will be effective upon delivery of notice of a failure to maintain insurance required under Section 14, or an event under Section 22.

               (c) The parties recognize that PCP is a communication service and that the termination of this Agreement cannot be permitted to interfere with the continuity of PCP to subscribers. Therefore, termination of this Agreement shall be effected in such manner so as to avoid insofar as possible any interruption of PCP, provided, however, that this provision shall not expand the obligations of the parties hereunder.

          10.  Non-exclusive.  This Agreement is a mutually non-exclusive
               -------------
arrangement.

          11.  Assignments.  Any assignment of this Agreement or any part
               -----------
thereof by Agent, without written consent of the Carrier, shall be null and void and of no effect. Such consent shall not be unreasonably withheld if the assignment is to a purchaser of a majority of Agent's business as measured by gross revenues for the preceding 12 months. carrier may assign this Agreement to any purchaser of the PCP system for all or any part of the Area and shall be required only to notify Agent of such assignment.

          12.  Use of Paging Terminal.  At its option, Carrier may grant Agent
               ----------------------
full remote paging terminals access for those PCP numbers subscribed to by customers who arrange service through Agent, for the purpose of exchanges, additions, cancellations or verification of paging number programming used by Agent. If Agent wishes to use such access, Agent will bear the cost of installation and maintenance for the segmented data base and for paging terminal access including the modem and port for the remote access. Agent will also pay for the data circuit from its facility to Carrier's facility and for any on-site equipment at Agent's office. Nothing in this Agreement shall be construed to grant access to Carrier's paging transmission facilities.

          13.  Indemnification by Agent.  Agent shall defend, indemnify and hold
               ------------------------
harmless Carrier and its present and future owners, directors, officers, employees, contractors, and agents (collectively the "Indemnitees") and each of them from and against any and all loss, costs, damages, claims, expenses (including attorneys' fees), or liabilities (collectively referred to as "Liabilities") by reason of any injury to or death or disease of any person or damage to or destruction or loss of any property arising out of, resulting from, or in connection with (i) the performance or nonperformance of the work contemplated by this Agreement which is or is alleged to be caused by any act, omission, default or negligence (whether active or passive) of Agent or its employees, agents, contractors, or subcontractors, or (ii) the failure of the Agent to comply with any of the provisions of this Agreement or the failure of Agent to conform to statutes, ordinances, or other regulations or requirements of any governmental authority in connection with the performance of the services provided for in this Agreement.

          14.  Liability Insurance. Agent shall obtain and maintain at all times
               -------------------
during the performance of work hereunder such insurance as is typical of similar companies performing similar activities in the area covered by this Agreement. Such insurance shall at a minimum be broad form casualty and property damage insurance in an amount of at least $******* per occurrence for personal injury or death and $******* per occurrence for property damage, shall be primary coverage, shall name Carrier as an additional insured, and shall provide at least ten (10) days notice to Carrier of cancellation, non-renewal or change.

          15.  Indemnification by Carrier.
               --------------------------

               (a) Carrier shall defend, indemnify and hold harmless Agent and its present and future owners, directors, officers, employees, contractors, and agents (collectively the "Indemnitees") and each of them from and against any and all loss, costs, damages, claims, expenses (including attorneys' fees), or liabilities (collectively referred to as "Liabilities") by reason of any injury to or death or disease of any person or damage to or destruction or loss of any property arising out of, resulting from, or in connection with (i) the performance or nonperformance of the work contemplated by this Agreement which is or is alleged to be caused by any act, omission, default or negligence (whether active or passive) of Carrier or its employees, agents, contractors or subcontractors, or (ii) the failure of the Carrier to comply with any of the provisions of this Agreement or the failure of Carrier to conform to statutes, ordinances, or other regulations or requirements of any governmental authority in connection with the performance of the services provided for in this Agreement.

               (b) CARRIER SHALL NOT BE LIABLE UNDER ANY THEORY, WHETHER IN TORT, CONTRACT OR OTHERWISE, FOR ANY ERROR IN TRANSMISSION OR OTHER FAILURE OF ANY PAGING MESSAGE TO BE RECEIVED UNLESS A RESULT OF A WILLFUL ACT BY CARRIER INTENDED TO CAUSE SUCH A FAILURE. WITHOUT LIMITATION, CARRIER SHALL HAVE NO LIABILITY FOR PAGES NOT SENT OR RECEIVED DURING PERIODS WHEN THE PCP SYSTEM IS UNDERGOING MAINTENANCE OR REPAIR.

          16.  Carrier's Purchase Rights and Obligations.
               -----------------------------------------

               (a) If at any time Agent decides to sell all or any of the PCP subscriber lists, relationships or contracts to any other person, by sale, merger, contribution or otherwise, the Carrier shall have a first right of refusal to purchase those list(s), relationship(s) or contract(s). Agent shall, on a confidential basis, provide to the Carrier complete information concerning the proposed sale. The Carrier shall have thirty (30) days after it receives the above information (as well as any additional information given to the prospective purchaser) to elect to purchase such subscriber list(s), relationship(s) or contract(s). If the Carrier does not elect to purchase, the Agent may sell to the prospective purchaser, so long as (i) the sale is on the same terms as offered to the Carrier; and (ii) the sale closes within 120 days of the notice to the Carrier from Agent setting forth the original offer. Transfers under this provision do not also transfer any interest in this Agreement.

               (b) If the Agent is in default hereunder (a default being deemed to exist for purposes of this Section 16.b. at any time after the cure period (if any) expires, and at the time of termination of the natural term of this Agreement, the Carrier may elect to purchase, and the Agent upon such election by the Carrier must sell, all, but not less than all, the Agent's PCP subscriber lists, contracts and relationships to the Carrier at a price of *********** **************** per bona fide unaffiliated active subscriber whose account is less than sixty-one (61) days overdue, and ******************** per bona fide unaffiliated active subscriber for those with accounts, in whole or part, more than sixty (60) days overdue. Agent will immediately make available to the Carrier, on a timely and confidential basis, at Agent's Georgia office, Agent's files (including existing summary information) so the Carrier may determine if the Carrier wishes to purchase. The Carrier will elect whether it wishes to purchase within five (5) business days after it receives the information at Agent's Georgia office. Such sale does not include the then existing subscriber account receivable or pagers.

          The price shall be paid in cash, and the Agent shall deliver all files and information necessary for an efficient and easy transition for the customer and the Carrier.

          This section may be enforced by specific performance.

          17.  Law Governing Agreement. This Agreement shall be governed by the
               -----------------------
laws of the State of Georgia applicable to contracts entered into and to be wholly performed in that state.

          18.  Notices. Any notice or communication given or required under this
               -------
Agreement by any of the parties to the other party hereto shall be in writing and hand delivered (which shall include hand delivery actually made by air express carrier), or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

               (a)  If to Carrier:

                    Preferred Networks, Inc.
                    ------------------------------------
                    111 Peachtree Park Drive, NE
                    Atlanta, Georgia 30309

               (b)  If to Agent:

                    Satellink Paging Inc.
                    ------------------------------------
                    Attn: President
                    ------------------------------------
                    12 Perimeter Center First Suite 1200
                    ------------------------------------
                    Atlanta, 6A 30346
                    ------------------------------------

          Either party may change the address for notices hereunder by written notice to the other. Notices shall be deemed given: three days after the date they are deposited in the U.S. Mails; or when hand delivered.

          19.  Remedies. The rights and remedies herein provided are cumulative
               --------
and are not exclusive of any rights or remedies which Carrier or Agent would otherwise have.

          20.  Contingency. Neither of the parties hereto shall be held
               -----------
responsible for any delay in performance or failure to perform under this Agreement caused by fires, strikes, embargoes, government requirements, civil or military authorities, acts of God or of the public enemy, statutes, regulations, court orders or other causes beyond its control and not caused or contributed by the fault or negligence of either party.

          21.  Subscriber Contracts. All Subscriber contracts for paging service
               --------------------
shall include the following provision, unless alternative language is approved by the Carrier in advance:

          By ordering or subscribing to paging services under this agreement, the subscriber acknowledges that paging messages may be lost or distorted for many reasons which may be difficult to determine or verify, including but not limited to weather conditions, intermittent equipment problems or equipment failures, subscriber negligence, electronic interference, etc. The subscriber also acknowledges that the damages which may result from a lost or distorted paging message are difficult to ascertain, and that the subscriber (rather than the carrier(s) providing the service) is in a better position to assure or otherwise protect itself against such damages. ACCORDINGLY, NO CARRIER OR OTHER PERSON PROVIDING, SELLING, ARRANGING OR RESELLING SERVICES ASSOCIATED WITH THIS AGREEMENT SHALL BE LIABLE FOR ANY CONSEQUENTIAL OR OTHER DAMAGES WHICH MAY RESULT FROM ANY LOST OR DISTORTED PAGING MESSAGE(S). ANY LIABILITY RELATING TO SUCH LOST OR DISTORTED MESSAGE(S) SHALL BE LIMITED TO A REFUND OF THE AMOUNT PAID BY THE SUBSCRIBER FOR SUCH PAGING SERVICE FOR THE AFFECTED PAGER FOR THE MONTH DURING WHICH THE CLAIM AROSE.

          22.  Insolvency.  Either party may terminate this Agreement by notice
               ----------
in writing effective upon delivery in the event the other party is insolvent, makes an assignment for the benefit of creditors, is unable to pay debts as they mature, files or has filed against it a petition in any court setting forth or alleging any of the foregoing (providing such allegation is not being contested in good faith), or has a trustee or receiver or officer of the court appointed to control or supervise all or any substantial part of its assets or business.

          23.  Arbitration.  Any controversy or claim arising out of or relating
               -----------
to this contract, or the breach thereof, shall be settled by binding arbitration in Atlanta, Georgia, in accordance with the commercial arbitration rules then in force of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The party prevailing in such arbitration shall be entitled to recover its reasonable attorneys' fees and costs. Provided, however, that either party may apply to a court of competent jurisdiction if seeking a temporary restraining order or preliminary injuction.

          24.  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          25.  Miscellaneous Provisions.  This Agreement constitutes the entire
               ------------------------
agreement between the parties with respect to the subject matter hereof and shall not be modified or amended in any fashion except by instrument in writing signed by the party charged with such modification.

          26.  Regulatory Bodies.  This Agreement shall at all times be subject
               -----------------
to such changes or modifications required by the Federal Communications Commissions and/or other federal, state or local bodies, commissions, jurisdictions, or courts, or arbitration bodies. Where any provision of this Agreement is declared invalid or any changes or modifications are made by a body, commission, jurisdiction, arbitration body or court and such invalid provision or such change or modification substantially detrimentally affects any material right, obligation or benefit of a party hereto, the party detrimentally affected may terminate this Agreement upon giving the notice hereinabove provided for.

          27.  Various Matters.
               ---------------

               (a) Agent shall not knowingly permit subscribers to use any equipment which is incompatible with PCP, such, incompatibility being determined by the Carrier in its sole discretion or permit the use of PCP by Subscribers for any unlawful or improper purpose.

               (b) Agent will follow the Carrier's reasonable standards and guidelines applicable to Agent (if any) concerning the offering of PCP and pagers, as in effect from time to time.

               (c) IN NO EVENT SHALL THE COMPANY OR ANY CARRIER OR LICENSEE BE LIABLE, WHETHER IN CONTRACT OR IN TORT OR UNDER ANY OTHER LEGAL THEORY, FOR (1) ANY LOSS OF USE, REVENUE, OR PROFITS, (2) ANY COSTS OF CAPITAL OR OF SUBSTITUTE USE, (3) ANY INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, OR (4) ANY OTHER LOSS OR CLAIM OF ANY SIMILAR TYPE FOR ANY DAMAGE OR LOSS TO RESELLER.

               (d) The Carrier may reassign telephone numbers and Agent and the Subscriber shall have no interest in the number.

               (e)  The parties will act hereunder in good faith.

               (f) Agent may obtain pagers from the Carrier on mutually acceptable terms negotiated from time to time. If the Carrier leases any pagers to Agent, Agent will not obscure or make illegible the Carrier's name and indication of ownership (if any) on the rental pager. If the Carrier so requests, Agent will follow those procedures set forth in the Uniform Commercial Code (or comparable law) as adopted in the relevant state to further ensure that the rental pagers owned by the Carrier, but in Agent's, Subscriber's or other's possession, will not become subject to claims of other's.

               (g) Agent will not disclose the Carrier's pricing, referral list (if any), customer list or other confidential information which may come into its possession, except as may be required by governmental regulation or court order (as to which Agent will inform the Carrier as far in advance as possible), or use such information for its own purpose during, or for a period of three years after termination of, this Agreement.

          28.  Taxes and Tax Information.  Agent will provide Carrier with
               -------------------------
current information concerning the state, local, regulatory body and other taxes, fees and assessments being charged subscribers for PCP. Agent is responsible for collecting all taxes, fees and assessments and will remit such amounts along with its corresponding service or other payment Carrier, regardless of whether such amount is collected from a subscriber.

          DATE:   March 4, 1992
                -------------------------------

AGENT: Satellink Paging Inc                  PREFERRED NETWORKS, INC.
      ---------------------------

By  [SIGNATURE ILLEGIBLE]                    By  [SIGNATURE ILLEGIBLE]
  -------------------------------              -------------------------------
  as PRESIDENT                                 as ____________________________
     -----------------------------

Date   March 4, 1992                         Date ____________________________
    -----------------------------

             [LOGO]        PREFERRED NETWORKS, INC.

                                   EXHIBIT A

                               PRICING SCHEDULE


SERVICE             GREETING    COMPLETION          LIST      1001      3001      5001

---------------------------------------------------------------------------------------
D1/Display          Tone        Fast Busy           ****      ****      ****      ****
D2/Display          Tone        Page Sent           ****      ****      ****      ****
D3/Display          Tone        Company Name        ****      ****      ****      ****
D4/Display          Enter #     Company Name        ****      ****      ****      ****
D5/Display          Reach #     Company Name        ****      ****      ****      ****
D6/Display          Name        Company Name        ****      ****      ****      ****
D7/Display          Custom      Company Name        ****      ****      ****      ****

T1/Tone             Tone        Fast Busy           ****      ****      ****      ****
T2/Tone             Tone        Page Sent           ****      ****      ****      ****
T3/Tone             Tone        Company Name        ****      ****      ****      ****

A1/Alphanumeric*                                    ****      ****      ****      ****

* Rate does not include display/tone service;
  ****-call limit on each number; over-calls billed at $**** per call

Numeric Retrieval [D4 through D7 only]              ****      ****      ****      ****

800-Access** [D1 through D3 only (W1 through W3)]   ****      ****      ****      ****

**800-Access does not include local display/tone DID number;
  ***-call limit on each number; over-calls billed at $**** per call

Agent Detailed Billing Package - $*/month or $**/Year

[01/28/91]



     111 Peachtree Park Drive, NE * Atlanta, Georgia 30309 * 404/355-7010

* Pricing information has been omitted from this Exhibit and from the Agreement pursuant to a confidential treatment request filed with the Commission.

[LOGO APPEARS HERE]        PREFERRED NETWORKS, INC.

                                DISCOUNT LEVELS


LEVEL                     # UNITS                      DISCOUNT
---------------------------------------------------------------------
Level 1                      0 - 1,000                   *%

Level 2                  1,001 - 3,000                  **%

Level 3                  3,001 - 5,000                  **%

Level 4                  5,001 & above                  **%


NOTE:

* Volume discount is based upon the total number of units without respect of category.

*  Inactive numbers reserved will be billed at $**** per month.

*  Each agent will receive *******************.

*  Numbers are assigned in blocks of **.

*  Capcodes will be coordinated through PNI.



     111 Peachtree Park Drive, NE * Atlanta, Georgia 30309 * 404/355-7010

                           PREFERRED NETWORKS, INC.
                 INTERCONNECT/CO-LOCATION AIRTIME PRICE SHEET
                               SOUTHEAST REGION


REVISION DATE:
05/18/96

                      ----------------------------------------------------------
                         0-5000     5001-10,000    10,001-20,000   20,001-Above
                      ----------------------------------------------------------
DIGITAL SERVICE          Rate 1       Rate 2           Rate 3          Rate 4
--------------------------------------------------------------------------------
Local                     $****           $****            $****          $****
2400                                                        ****

Expanded                  $****           $****            $****          $****
2400                                                        ****

Regional                  $****           $****            $****          $****
2400                                                        ****
--------------------------------------------------------------------------------

ALPHA SERVICE
--------------------------------------------------------------------------------

Local                     $****           $****            $****          $****


RESERVE CAPCODE FEES:
--------------------------------------------------------------------------------
                          $****           $****            $****          $****
--------------------------------------------------------------------------------


NOTES:
--------------------------------------------------------------------------------
Capcodes will be assigned in groups of *** and must be assigned by PNI to be valid Capcodes showing any activity during the month will be charged as an Active Capcode Above Airtime Rates are regressive
Volume Discount is based upon total number of units without respect ot category Reserve Capcode Fees are charged when reserve capcode amount exceeds allotted buffer Expanded, Regional and All Alpha Services must be 1200 or 2400 Baud
Alpha Service includes *** Calls, *** Characters per call; Overcalls billed at $**** per call Expanded and Regional Service includes *** Calls; Overcalls billed at $**** per call

--------------------------------------------------------------------------------

CONTRACT PRICING APPROVAL:  _____________________________
DATE:                       _____________________________

---------------------------------------------
Originator:       ___________________________
Pricing Systems:  ___________________________
VP Sales:
---------------------------------------------

                           PREFERRED NETWORKS, INC.
                 Interconnect/Co-Location Airtime Price Sheet
                               Southeast Region
                               Secondary Market
                                    Atlanta
REVISION DATE:                                                        FREQUENCY
   08/13/96                                                              462,825
                                                                         158.10
                                                                         929,125

                    ------------------------------------------------------------
                         0-5000    5001-10,000     10,001-20,000   20,001-ABOVE
                    ------------------------------------------------------------
 DIGITAL SERVICE         Rate 1      Rate 2                            Rate 4
                    ------------------------------------------------------------
LOCAL                    $****       $****             $****           $****

EXPANDED                 $****       $****             $****           $****

REGIONAL                 $****       $****             $****           $****

ALPHA SERVICE
--------------------------------------------------------------------------------
LOCAL                    $****       $****             $****           $****

RESERVE CAPCODE FEES:
--------------------------------------------------------------------------------
                         $****       $****             $****           $****
--------------------------------------------------------------------------------

NOTES;
--------------------------------------------------------------------------------
Capcodes will be assigned in groups of *** and must be assigned by PNT to be valid
Capcodes showing any activity during the month will be charged as an Active Capcode
Above Airtime Rates are regressive
Volume Discount is based upon total number of units without respect to category Reserve Capcode Fees are charged when reserve capcode amount exceeds allotted buffer 512 and 2400 Baud service may not be available in all markets
Expanded, Regional and All Alpha Services must be 1200 or 2400 Baud
Alpha Services include *** Calls, *** Characters per call; Overcalls billed at $**** per call
Expanded and Regional Coverage includes *** Calls; Overcalls billed at $**** per call

--------------------------------------------------------------------------------

CONTRACTING PRICING APPROVAL:         _________________________
DATE:                                 _________________________

_____________________________________________
Originator:        __________________________
Pricing Systems:   __________________________
VP Sales: [SIGNATURE ILLEGIBLE]
---------------------------------------------

                           PREFERRED NETWORKS, INC.
                 Interconnect/Co-Location Airtime Price Sheet
                               Southeast Region
                               Secondary Market
                                    Alabama
REVISION DATE:                                                        FREQUENCY
   08/13/96                                                              157.740

                    ------------------------------------------------------------
                         0-5000    5001-10,000     10,001-20,000   20,001-ABOVE
                    ------------------------------------------------------------
 DIGITAL SERVICE         Rate 1      Rate 2          Rate 3            Rate 4
--------------------------------------------------------------------------------
Local                    $****       $****             $****           $****

Expanded                 $****       $****             $****           $****

Regional                 $****       $****             $****           $****

ALPHA SERVICE
--------------------------------------------------------------------------------
Local                    $****       $****             $****           $****

RESERVE CAPCODE FEES:
--------------------------------------------------------------------------------
                         $****       $****             $****           $****
--------------------------------------------------------------------------------

NOTES:
--------------------------------------------------------------------------------
Capcodes will be assigned in groups of *** and must be assigned by PNI to be valid
Capcodes showing any activity during the month will be charged as an Active Capcode
Above Airtime Rates are regressive
Volume Discount is based upon total number of units without respect to category Reserve Capcode Fees are charged when reserve capcode amount exceeds allotted buffer 512 and 2400 Baud service may not be available in all markets
Expanded, Regional and All Alpha Services must be 1200 or 2400 Baud
Alpha Services include *** Calls, *** Characters per call; Overcalls billed at $**** per call
Expanded and Regional Coverage includes *** Calls; Overcalls billed at $**** per call

--------------------------------------------------------------------------------

CONTRACT PRICING APPROVAL:            _________________________
DATE:                                 _________________________

---------------------------------------------
Originator:        __________________________
Pricing Systems:   __________________________
VP Sales: [SIGNATURE ILLEGIBLE]
---------------------------------------------

                           PREFERRED NETWORKS, INC.
                 Interconnect/Co-Location Airtime Price Sheet
                               Southeast Region
                               Secondary Market

REVISION DATE:                                                        FREQUENCY
   08/13/96                                                              157,740

                    ------------------------------------------------------------
                         0-5000    5001-10,000     10,001-20,000   20,001-ABOVE
                    ------------------------------------------------------------
 Digital Service         Rate 1      Rate 2            Rate 3          Rate 4
                    ------------------------------------------------------------
Local                    $****       $****             $****           $****

Expanded                 $****       $****             $****           $****

Regional                 $****       $****             $****           $****

Alpha Service
--------------------------------------------------------------------------------
Local                    $****       $****             $****           $****

Reserve Capcode Fees:
--------------------------------------------------------------------------------
                         $****       $****             $****           $****
--------------------------------------------------------------------------------

Notes:
--------------------------------------------------------------------------------
Capcodes will be assigned in groups of *** and must be assigned by PNT to be valid
Capcodes showing any activity during the month will be charged as an Active Capcode
Above Airtime Rates are regressive
Volume Discount is based upon total number of units without respect to category Reserve Capcode Fees are charged when reserve capcode amount exceeds allotted buffer 512 and 2400 Baud service may not be available in all markets
Expanded, Regional and All Alpha Services must be 1200 or 2400 Baud
Alpha Services include *** Calls, *** Characters per call; Overcalls billed at $**** per call
Expanded and Regional Coverage includes *** Calls; Overcalls billed at $**** per call

--------------------------------------------------------------------------------

Contracting Pricing Approval:         _________________________
Date:                                 _________________________

---------------------------------------------
Originator:        __________________________
Pricing Systems:   __________________________
VP Sales: [SIGNATURE ILLEGIBLE]
---------------------------------------------

                PREFERRED NETWORKS RESELLER AIRTIME PRICE SHEET
REVISION DATE:               SATELLINK-CONTRACT                          ATLANTA
    05/31/96              ACTIVE TELEPHONE NUMBERS

                                          --------------------------------------------------
                                            0-300   301-600  601-900  901-1200   1200-ABOVE
                                           -------------------------------------------------
DIGITAL SERVICE                            Rate 1    Rate 2   Rate 3    Rate 4    Rate 5
--------------------------------------------------------------------------------------------
                 Greeting  Competition
                 ----------------------
D1-Basic         Tone       Fast Busy       $****     $****    $****     $****     $****
D2               Tone       Page Sent       $****     $****    $****     $****     $****
D3-Standard      Tone       Company Name    $****     $****    $****     $****     $****
D4-Promotional   Enter#     Company Name    $****     $****    $****     $****     $****
D5               Reached#   Company Name    $****     $****    $****     $****     $****
D6               Name       Company Name    $****     $****    $****     $****     $****
D7-Custom        Custom     Company Name    $****     $****    $****     $****     $****
--------------------------------------------------------------------------------------------
LOCAL DIGITAL SERVICES HAS UNLIMITED CALL COUNTS INCLUDED

PNT RESERVES THE RIGHT TO DISCONNECT ABUSERS OVER *** CALLS PER MONTH

LATA NUMBER
--------------------------------------------------------------------------------------------
Lata Number                                                                        $****
--------------------------------------------------------------------------------------------
ONLY AVAILABLE WITH BASIC & STANDARD DIGITAL SERVICE

LATA NUMBER HAS UNLIMITED CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE


NUMERIC MESSAGE RETRIEVAL
--------------------------------------------------------------------------------------------
Numeric Message Retrieval                                                          $****
--------------------------------------------------------------------------------------------
RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

ONLY AVAILABLE WITH PROMOTIONAL AND CUSTOM DIGITAL SERVICE

ALPHA SERVICE
--------------------------------------------------------------------------------------------
Alphanumeric (A1)   1200 Baud                                                      $****
--------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------
RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

ALPHA SERVICE HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

ALPHA SERVICE DOES NOT ALLOW NETWORK COVERAGE

800 NUMBER
-------------------------------------------------------------------------------------------
800 Number                                                                         $****
-------------------------------------------------------------------------------------------
ONLY AVAILABLE WITH BASIC AND STANDARD DIGITAL SERVICE

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE; DOES NOT INCLUDE LOCAL DID
WITH SERVICE

800 NUMBER HAS *** CALL COUNTS; OVERCALLS BILLED AT $**** PER CALL

PAGE MEMO:
--------------------------------------------------------------------------------------------
V1-Voice/Display    20 Sec Greet/20 Sec Msg x 10/24 hrs                            $****
V2-Voice/Display    20 Sec Greet/20 Sec Msg x 20/48 hr                             $****
V3-Voice/Display    30 Sec Greet/30 Sec Msg x 20/48 hr                             $****
--------------------------------------------------------------------------------------------
PAGE MEMO SERVICES HAVE *** CALL COUNT; OVERCALLS BILLED AT $*** PER CALL

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

                PREFERRED NETWORKS RESELLER AIRTIME PRICE SHEET
REVISION DATE:                SATELLINK-CONTRACT                        ATLANTA
 05/31/96                  ACTIVE TELEPHONE NUMBERS
                          ------------------------------------------------------
                          ------------------------------------------------------

NETWORK COVERAGES
--------------------------------------------------------------------------------

N1                                                                        $****
N2                                                                        $****
N3                                                                        $****
N4                                                                        $****
N5 - N6 - N7                                                              $****
--------------------------------------------------------------------------------

PAGER MUST BE 1200 OR 2400 BAUD POCSAG

PAGER MUST HAVE A NETWORK CAPCODE

NETWORK COVERAGE ONLY AVAILABLE WITH DIGITAL SERVICE

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

EXPANDED COVERAGE HAS *** CALL INCLUDED; OVERCALLS BILLED AT $**** PER CALL

RESERVED NUMBERS:
--------------------------------------------------------------------------------
Digital                                                                   $****
Alpha                                                                     $****
800                                                                       $****
--------------------------------------------------------------------------------

     NUMBERS AND TEMPORARILY DISCONNECTED NUMBERS WILL BE BILLED AT DIGITAL SERVICE RATES

NUMBERS PERMANENTLY DISCONNECTED OR IN RESERVE POOL WILL BE BILLED AT RESERVE
RATE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DETAILED BILLING:                     PROVIDED FREE  OF CHARGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES: VOLUME DISCOUNT IS BASED UPON TOTAL NUMBER OF UNITS WITHOUT RESPECT TO CATEGORY

          EACH RESELLER WILL RECEIVE ******************* AT THE BASIC RATE

          CAPCODES AND NUMBERS WILL BE ASSIGNED BY PREFERRED NETWORKS

          SPECIAL PROMPT RECORDINGS ARE BASED UPON AVAILABILITY
--------------------------------------------------------------------------------


CONTRACT PRICING APPROVAL:    _____________________
DATE:                         _____________________

___________________________________________
ORIGINATOR:           _____________________
PRICING SYSTEMS:      _____________________
VP SALES:
-------------------------------------------

                PREFERRED NETWORK RESELLER AIRTIME PRICE SHEET

REVISION DATE:                     SATELLINK-CONTRACT                    AUGUSTA
     05/31/96                   ACTIVE TELEPHONE NUMBERS

                                             ----------------------------------------------------
                                                  0-300   301-600   601-900  901-1200  1200-ABOVE
                                             ----------------------------------------------------
DIGITAL SERVICE                                  RATE 1    RATE 2    RATE 3   RATE 4     RATE 5
-------------------------------------------------------------------------------------------------
                  Greeting  Completion
                  ----------------------
D1-BASIC          TONE      FAST BUSY             $****     $****     $****     $****     $****
D2                TONE      PAGE SENT             $****     $****     $****     $****     $****
D3-STANDARD       TONE      COMPANY NAME          $****     $****     $****     $****     $****
D4-PROMOTIONAL    ENTER#    COMPANY NAME          $****     $****     $****     $****     $****
D5                REACHED#  COMPANY NAME          $****     $****     $****     $****     $****
D6                NAME      COMPANY NAME          $****     $****     $****     $****     $****
D7-CUSTOM         CUSTOM    COMPANY NAME          $****     $****     $****     $****     $****
-------------------------------------------------------------------------------------------------
LOCAL DIGITAL SERVICE HAS *** CALL COUNTS INCLUDED

PNT RESERVES THE RIGHT TO DISCONNECT ABUSERS OF OVER **** CALLS PER MONTH


LATA NUMBER
-------------------------------------------------------------------------------------------------
Lata Number                                                                               $****
-------------------------------------------------------------------------------------------------
ONLY AVAILABLE WITH BASIC & STANDARD DIGITAL SERVICE

LATA NUMBER HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE


NUMERIC MESSAGE RETRIEVAL
-------------------------------------------------------------------------------------------------
Numeric Message Retrieval                                                                 $****
-------------------------------------------------------------------------------------------------
RATE IS IN ADDITION TO DIGITAL SERVICES LISTED ABOVE

ONLY AVAILABLE WITH PROMOTIONAL AND CUSTOM DIGITAL SERVICE


ALPHA SERVICE
-------------------------------------------------------------------------------------------------
Alphanumeric (A1)   1200 Baud                                                             $****
-------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------
RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

ALPHA SERVICE HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

ALPHA SERVICE DOES NOT ALLOW NETWORK COVERAGE


800 NUMBER
-------------------------------------------------------------------------------------------------
800 Number                                                                                $****
-------------------------------------------------------------------------------------------------
ONLY AVAILABLE WITH BASIC AND STANDARD DIGITAL SERVICE

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE; DOES NOT INCLUDE LOCAL DID
WITH SERVICE

800 NUMBER HAS *** CALL COUNTS; OVERCALLS BILLED AT $**** PER CALL


PAGE MEMO:
-------------------------------------------------------------------------------------------------
V1-Voice/Display    20 Sec Greet/20 Sec Msg x 10/24 hrs                                   $****
V2-Voice/Display    20 Sec Greet/20 Sec Msg x 20/48 hr                                    $****
V3-Voice/Display    30 Sec Greet/30 Sec Msg x 20/48 hr                                    $****
-------------------------------------------------------------------------------------------------
PAGE MEMO SERVICES HAVE *** CALL COUNT; OVERCALLS BILLED AT $*** PER CALL

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

                PREFERRED NETWORKS RESELLER AIRTIME PRICE SHEET
REVISION DATE:                SATELLINK-CONTRACT                         AUGUSTA
 05/31/96                  ACTIVE TELEPHONE NUMBERS
                          ------------------------------------------------------
                          ------------------------------------------------------

NETWORK COVERAGES
--------------------------------------------------------------------------------

N1                                                                         $****
N2                                                                         $****
N3                                                                         $****
N4                                                                         $****
--------------------------------------------------------------------------------

PAGER MUST BE 1200 OR 2400 BAUD POCSAG

PAGER MUST HAVE A NETWORK CAPCODE

NETWORK COVERAGE ONLY AVAILABLE WITH DIGITAL SERVICE

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

EXPANDED COVERAGE HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

RESERVED NUMBERS:
--------------------------------------------------------------------------------
Digital                                                                    $****
Alpha                                                                      $****
800                                                                        $****
--------------------------------------------------------------------------------

ACTIVE NUMBERS AND TEMPORARILY DISCONNECTED NUMBERS WILL BE BILLED AT DIGITAL SERVICE RATES

NUMBERS PERMANENTLY DISCONNECTED OR IN RESERVE POOL WILL BE BILLED AT RESERVE
RATE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DETAILED BILLING:                     PROVIDED ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES: VOLUME DISCOUNT IS BASED UPON TOTAL NUMBER OF UNITS WITHOUT RESPECT TO CATEGORY

          EACH RESELLER WILL RECEIVE ******************* AT THE BASIC RATE

          CAPCODES AND NUMBERS WILL BE ASSIGNED BY PREFERRED NETWORKS

          SPECIAL PROMPT RECORDINGS ARE BASED UPON AVAILABILITY
--------------------------------------------------------------------------------


CONTRACT PRICING APPROVAL:    _____________________
DATE:                         _____________________

___________________________________________
ORIGINATOR:           _____________________
PRICING SYSTEMS:      _____________________
VP SALES:
___________________________________________

                PREFERRED NETWORKS RESELLER AIRTIME PRICE SHEET

REVISION DATE:                     SATELLINK-CONTRACT                 BIRMINGHAM
     05/31/96                   ACTIVE TELEPHONE NUMBERS

                                             ----------------------------------------------------
                                                  0-300   301-600   601-900  901-1200  1200-ABOVE
                                             ----------------------------------------------------
DIGITAL SERVICE                                  RATE 1    RATE 2    RATE 3    RATE 4    RATE 5
-------------------------------------------------------------------------------------------------
                  Greeting  Completion
                  ----------------------
D1-Basic          Tone      Fast Busy             $****     $****     $****     $****     $****
D2                Tone      Page Sent             $****     $****     $****     $****     $****
D3-Standard       Tone      Company Name          $****     $****     $****     $****     $****
D4-Promotional    Enter#    Company Name          $****     $****     $****     $****     $****
D5                Reached#  Company Name          $****     $****     $****     $****     $****
D6                Name      Company Name          $****     $****     $****     $****     $****
D7-custom         Custom    Company Name          $****     $****     $****     $****     $****
-------------------------------------------------------------------------------------------------
LOCAL DIGITAL SERVICE HAS *** CALL COUNTS INCLUDED

PNT RESERVES THE RIGHT TO DISCONNECT ABUSERS OF OVER **** CALLS PER MONTH


LATA NUMBER
-------------------------------------------------------------------------------------------------
Lata Number                                                                               $****
-------------------------------------------------------------------------------------------------
ONLY AVAILABLE WITH BASIC & STANDARD DIGITAL SERVICE

LATA NUMBER HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE


NUMERIC MESSAGE RETRIEVAL
-------------------------------------------------------------------------------------------------
Numeric Message Retrieval                                                                 $****
-------------------------------------------------------------------------------------------------
RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

ONLY AVAILABLE WITH PROMOTIONAL AND CUSTOM DIGITAL SERVICE


ALPHA SERVICE
-------------------------------------------------------------------------------------------------
Alphanumeric (A1)   1200 Baud                                                             $****
-------------------------------------------------------------------------------------------------
                    -----------------------------------------------------------------------------
RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

ALPHA SERVICE HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

ALPHA SERVICE DOES NOT ALLOW NETWORK COVERAGE


800 NUMBER
-------------------------------------------------------------------------------------------------
800 Number                                                                                $****
-------------------------------------------------------------------------------------------------
ONLY AVAILABLE WITH BASIC AND STANDARD DIGITAL SERVICE

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE; DOES NOT INCLUDE LOCAL DID
WITH SERVICE

800 NUMBER HAS *** CALL COUNTS; OVERCALLS BILLED AT $**** PER CALL


PAGE MEMO:
-------------------------------------------------------------------------------------------------
V1-Voice/Display    20 Sec Greet/20 Sec Msg x 10/24 hrs                                   $****
V2-Voice/Display    20 Sec Greet/20 Sec Msg x 20/48 hr                                    $****
V3-Voice/Display    30 Sec Greet/30 Sec Msg x 20/48 hr                                    $****
-------------------------------------------------------------------------------------------------
PAGE MEMO SERVICES HAVE *** CALL COUNT; OVERCALLS BILLED AT $**** PER CALL

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

                PREFERRED NETWORKS RESELLER AIRTIME PRICE SHEET
REVISION DATE:                SATELLINK-CONTRACT                      BIRMINGHAM
 05/31/96                  ACTIVE TELEPHONE NUMBERS
                          ------------------------------------------------------
                          ------------------------------------------------------

NETWORK COVERAGES
--------------------------------------------------------------------------------

N1                                                                         $****
N2                                                                         $****
N3                                                                         $****
N4 - N5                                                                    $****
--------------------------------------------------------------------------------

PAGER MUST BE 1200 OR 2400 BAUD POCSAG

PAGER MUST HAVE A NETWORK CAPCODE

NETWORK COVERAGE ONLY AVAILABLE WITH DIGITAL SERVICE

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

EXPANDED COVERAGE HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

RESERVED NUMBERS:
--------------------------------------------------------------------------------
Digital                                                                    $****
Alpha                                                                      $****
800                                                                        $****
--------------------------------------------------------------------------------

ACTIVE NUMBERS AND TEMPORARILY DISCONNECTED NUMBERS WILL BE BILLED AT DIGITAL SERVICE RATES

NUMBERS PERMANENTLY DISCONNECTED OR IN RESERVE POOL WILL BE BILLED AT RESERVE
RATE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DETAILED BILLING:                     PROVIDED FREE  OF CHARGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES: VOLUME DISCOUNT IS BASED UPON TOTAL NUMBER OF UNITS WITHOUT RESPECT TO CATEGORY

          EACH RESELLER WILL RECEIVE ******************* AT THE BASIC RATE

          CAPCODES AND NUMBERS WILL BE ASSIGNED BY PREFERRED NETWORKS

          SPECIAL PROMPT RECORDINGS ARE BASED UPON AVAILABILITY
--------------------------------------------------------------------------------


CONTRACT PRICING APPROVAL:    _____________________
DATE:                         _____________________

___________________________________________
ORIGINATOR:           _____________________
PRICING SYSTEMS:      _____________________
VP SALES:
___________________________________________

                PREFERRED NETWORKS RESELLER AIRTIME PRICE SHEET
REVISION DATE:                SATELLINK-CONTRACT                        Columbus
   05/31/96                ACTIVE TELEPHONE NUMBERS

                          ----------------------------------------------------------------------------
                                               0-300    301-600     801-900    901-1200   1200-ABOVE
                          ----------------------------------------------------------------------------
DIGITAL SERVICE                               Rate 1    Rate 2      Rate 3     Rate 4       Rate 5
------------------------------------------------------------------------------------------------------
                         GREETING   COMPLETION
                     ------------------------------
D1-Basic             Tone       Fast Busy       $****      $****      $****      $****      $****
D-2                  Tone       Page Sent       $****      $****      $****      $****      $****
D3-Standard          Tone       Company Name    $****      $****      $****      $****      $****
D4-Promotional       Enter #    Company Name    $****      $****      $****      $****      $****
D5                   Reached #  Company Name    $****      $****      $****      $****      $****
D6                   Name       Company Name    $****      $****      $****      $****      $****
D7-Custom            Custom     Company Name    $****      $****      $****      $****      $****
------------------------------------------------------------------------------------------------------
LOCAL DIGITAL SERVICE HAS *** CALL COUNTS INCLUDED

PNI RESERVES THE RIGHT TO DISCONNECT ABUSERS OF OVER **** CALLS PER MONTH


LATA NUMBER
------------------------------------------------------------------------------------------------------
Lata Number                                                                                 $****
------------------------------------------------------------------------------------------------------
ONLY AVAILABLE WITH BASIC & STANDARD DIGITAL SERVICE

LATA NUMBER HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE


NUMERIC MESSAGE RETRIEVAL
------------------------------------------------------------------------------------------------------
Numeric Message Retrieval                                                                   $****
------------------------------------------------------------------------------------------------------
RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

ONLY AVAILABLE WITH PROMOTIONAL AND CUSTOM DIGITAL SERVICE


ALPHA SERVICE
------------------------------------------------------------------------------------------------------
Alphanumeric (A1)   1200 Baud                                                               $****
------------------------------------------------------------------------------------------------------

                         -----------------------------------------------------------------------------
RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

ALPHA SERVICE HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

ALPHA SERVICE DOES NOT ALLOW NETWORK COVERAGE


800 NUMBER
------------------------------------------------------------------------------------------------------
800 Number                                                                                  $****
------------------------------------------------------------------------------------------------------
ONLY AVAILABLE WITH BASIC AND STANDARD DIGITAL SERVICE

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE; DOES NOT INCLUDE LOCAL DID WITH SERVICE

800 NUMBER HAS *** CALL COUNTS; OVERCALLS BILLED AT $**** PER CALL


PAGE MEMO:
------------------------------------------------------------------------------------------------------
V1-Voice/Display     20 Sec Greet/20 Sec Msg x 10/24 hrs                                    $****
V2-Voice/Display     20 Sec Greet/20 Sec Msg x 20/48 hr                                     $****
V3-Voice/Display     30 Sec Greet/30 Sec Msg x 20/48 hr                                     $****
------------------------------------------------------------------------------------------------------
PAGE MEMO SERVICES HAVE *** CALL COUNT; OVERCALLS BILLED AT $**** PER CALL

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

                PREFERRED NETWORKS RESELLER AIRTIME PRICE SHEET
REVISION DATE:                SATELLINK-CONTRACT                        COLUMBUS
 05/31/96                  ACTIVE TELEPHONE NUMBERS
                          ------------------------------------------------------
                          ------------------------------------------------------

NETWORK COVERAGES
--------------------------------------------------------------------------------

N1                                                                         $****
N2                                                                         $****
N3                                                                         $****
N4 - N5                                                                    $****

--------------------------------------------------------------------------------

PAGER MUST BE 1200 OR 2400 BAUD POCSAG

PAGER MUST HAVE A NETWORK CAPCODE

NETWORK COVERAGE ONLY AVAILABLE WITH DIGITAL SERVICE

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

EXPANDED COVERAGE HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

RESERVED NUMBERS:
--------------------------------------------------------------------------------
Digital                                                                    $****
Alpha                                                                      $****
800                                                                        $****
--------------------------------------------------------------------------------

ACTIVE NUMBERS AND TEMPORARILY DISCONNECTED NUMBERS WILL BE BILLED AT DIGITAL SERVICE RATES

NUMBERS PERMANENTLY DISCONNECTED OR IN RESERVE POOL WILL BE BILLED AT RESERVE
RATE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DETAILED BILLING:                     PROVIDED FREE  OF CHARGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES: VOLUME DISCOUNT IS BASED UPON TOTAL NUMBER OF UNITS WITHOUT RESPECT TO CATEGORY

          EACH RESELLER WILL RECEIVE ******************* AT THE BASIC RATE

          CAPCODES AND NUMBERS WILL BE ASSIGNED BY PREFERRED NETWORKS

          SPECIAL PROMPT RECORDINGS ARE BASED UPON AVAILABILITY
--------------------------------------------------------------------------------


CONTRACT PRICING APPROVAL:    _____________________
DATE:                         _____________________

___________________________________________
ORIGINATOR:           _____________________
PRICING SYSTEMS:      _____________________
VP SALES:
___________________________________________

                PREFERRED NETWORKS RESELLER AIRTIME PRICE SHEET

REVISION DATE:                     SATELLINK-CONTRACT                      MACON
     05/31/96                   ACTIVE TELEPHONE NUMBERS

                                             ----------------------------------------------------
                                                  0-300   301-600   601-900  901-1200  1200-ABOVE
                                             ----------------------------------------------------
DIGITAL SERVICE                                  RATE 1    RATE 2    RATE 3    RATE 4    RATE 5
-------------------------------------------------------------------------------------------------
                  Greeting  Completion
                  ----------------------
D1-BASIC          TONE      FAST BUSY             $****     $****     $****     $****     $****
D2                TONE      PAGE SENT             $****     $****     $****     $****     $****
D3-STANDARD       TONE      COMPANY NAME          $****     $****     $****     $****     $****
D4-PROMOTIONAL    ENTER#    COMPANY NAME          $****     $****     $****     $****     $****
D5                REACHED#  COMPANY NAME          $****     $****     $****     $****     $****
D6                NAME      COMPANY NAME          $****     $****     $****     $****     $****
D7-CUSTOM         CUSTOM    COMPANY NAME          $****     $****     $****     $****     $****
-------------------------------------------------------------------------------------------------
LOCAL DIGITAL SERVICE HAS *** CALL COUNTS INCLUDED

PNT RESERVES THE RIGHTS TO DISCONNECT ABUSERS OF OVER **** CALLS PER MONTH


LATA NUMBER
-------------------------------------------------------------------------------------------------
Lata Number                                                                               $****
-------------------------------------------------------------------------------------------------
ONLY AVAILABLE WITH BASIC & STANDARD DIGITAL SERVICE

LATA NUMBER HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE


NUMERIC MESSAGE RETRIEVAL
-------------------------------------------------------------------------------------------------
Numeric Message Retrieval                                                                 $****
-------------------------------------------------------------------------------------------------
RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

ONLY AVAILABLE WITH PROMOTIONAL AND CUSTOM DIGITAL SERVICE


ALPHA SERVICE
-------------------------------------------------------------------------------------------------
Alphanumeric (A1)   1200 Baud                                                             $****
-------------------------------------------------------------------------------------------------
                    -----------------------------------------------------------------------------
RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

ALPHA SERVICE HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

ALPHA SERVICE DOES NOT ALLOW NETWORK COVERAGE


800 NUMBER
-------------------------------------------------------------------------------------------------
800 Number                                                                                $****
-------------------------------------------------------------------------------------------------
ONLY AVAILABLE WITH BASIC AND STANDARD DIGITAL SERVICE

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE; DOES NOT INCLUDE LOCAL DID
WITH SERVICE

800 NUMBER HAS *** CALL COUNTS; OVERCALLS BILLED AT $**** PER CALL


PAGE MEMO:
-------------------------------------------------------------------------------------------------
V1-Voice/Display    20 Sec Greet/20 Sec Msg x 10/24 hrs                                   $****
V2-Voice/Display    20 Sec Greet/20 Sec Msg x 20/48 hr                                    $****
V3-Voice/Display    30 Sec Greet/30 Sec Msg x 20/48 hr                                    $****
-------------------------------------------------------------------------------------------------
PAGE MEMO SERVICES HAVE *** CALL COUNT; OVERCALLS BILLED AT $**** PER CALL

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

                PREFERRED NETWORKS RESELLER AIRTIME PRICE SHEET
REVISION DATE:                SATELLINK-CONTRACT                           MACON
  05/31/96                 ACTIVE TELEPHONE NUMBERS
                          ------------------------------------------------------
                          ------------------------------------------------------

NETWORK COVERAGES
--------------------------------------------------------------------------------

N1                                                                         $****
N2                                                                         $****
N3                                                                         $****
N4                                                                         $****
--------------------------------------------------------------------------------

PAGER MUST BE 1200 OR 2400 BAUD POCSAG

PAGER MUST HAVE A NETWORK CAPCODE

NETWORK COVERAGE ONLY AVAILABLE WITH DIGITAL SERVICE

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

EXPANDED COVERAGE HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

RESERVED NUMBERS:
--------------------------------------------------------------------------------
Digital                                                                    $****
Alpha                                                                      $****
800                                                                        $****
--------------------------------------------------------------------------------

ACTIVE NUMBERS AND TEMPORARILY DISCONNECTED NUMBERS WILL BE BILLED AT DIGITAL SERVICE RATES

NUMBERS PERMANENTLY DISCONNECTED OR IN RESERVE POOL WILL BE BILLED AT RESERVE
RATE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DETAILED BILLING:                     PROVIDED FREE  OF CHARGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES: VOLUME DISCOUNT IS BASED UPON TOTAL NUMBER OF UNITS WITHOUT RESPECT TO CATEGORY

          EACH RESELLER WILL RECEIVE ******************* AT THE BASIC RATE

          CAPCODES AND NUMBERS WILL BE ASSIGNED BY PREFERRED NETWORKS

          SPECIAL PROMPT RECORDINGS ARE BASED UPON AVAILABILITY
--------------------------------------------------------------------------------


CONTRACT PRICING APPROVAL:    _____________________
DATE:                         _____________________

___________________________________________
ORIGINATOR:           _____________________
PRICING SYSTEMS:      _____________________
VP SALES:
___________________________________________

                PREFERRED NETWORK RESELLER AIRTIME PRICE SHEET

REVISION DATE:                     SATELLINK-CONTRACT                 WASHINGTON
     05/31/96                   ACTIVE TELEPHONE NUMBERS

                                             ----------------------------------------------------
                                                  0-300   301-500   601-900  901-1200  1200-ABOVE
                                             ----------------------------------------------------
DIGITAL SERVICE                                  RATE 1    RATE 2    RATE 3    RATE 4    RATE 5
-------------------------------------------------------------------------------------------------
                  Greeting  Completion
                  ----------------------
D1-Basic          Tone      Fast Busy             $****     $****     $****     $****     $****
D2                Tone      Page Sent             $****     $****     $****     $****     $****
D3-standard       Tone      Company Name          $****     $****     $****     $****     $****
D4-promotional    Enter#    Company Name          $****     $****     $****     $****     $****
D5                Reached#  Company Name          $****     $****     $****     $****     $****
D6                Name      Company Name          $****     $****     $****     $****     $****
D7-custom         Custom    Company Name          $****     $****     $****     $****     $****
-------------------------------------------------------------------------------------------------
LOCAL DIGITAL SERVICE HAS *** CALL COUNTS INCLUDED

PNI RESERVES THE RIGHT TO DISCONNECT ABUSERS 0F OVER **** CALLS PER MONTH


LATA NUMBER
-------------------------------------------------------------------------------------------------
Lata Number                                                                               $****
-------------------------------------------------------------------------------------------------
ONLY AVAILABLE WITH BASIC & STANDARD DIGITAL SERVICE

LATA NUMBER HAS *** CALLS INCLUDED, OVERCALLS BILLED AT $*** PER CALL

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE


NUMERIC MESSAGE RETRIEVAL
-------------------------------------------------------------------------------------------------
Numeric Message Retrieval                                                                 $****
-------------------------------------------------------------------------------------------------
RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

ONLY AVAILABLE WITH PROMOTIONAL AND CUSTOM DIGITAL SERVICE


ALPHA SERVICE
-------------------------------------------------------------------------------------------------
Alphanumeric (A1)   1200 Baud                                                             $****
-------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------
RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

ALPHA SERVICE HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

ALPHA SERVICE DOES NOT ALLOW NETWORK COVERAGE


800 NUMBER
-------------------------------------------------------------------------------------------------
800 Number                                                                                $****
-------------------------------------------------------------------------------------------------
ONLY AVAILABLE WITH BASIC AND STANDARD DIGITAL SERVICE

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE, DOES NOT INCLUDE LOCAL DID
WITH SERVICE

800 NUMBER HAS *** CALL COUNTS, OVERCALLS BILLED AT $**** PER CALL


PAGE MEMO:
-------------------------------------------------------------------------------------------------
V1-Voice/Display    20 Sec Greet/20 Sec Msg x 10/24 hrs                                   $****
V2-Voice/Display    20 Sec Greet/20 Sec Msg x 20/48 hr                                    $****
V3-Voice/Display    30 Sec Greet/30 Sec Msg x 20/48 hr                                    $****
-------------------------------------------------------------------------------------------------
PAGE MEMO SERVICES HAVE *** CALL COUNT; OVERCALLS BILLED AT $**** PER CALL

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE


                PREFERRED NETWORKS RESELLER AIRTIME PRICE SHEET
REVISION DATE   :                SATELLINK-CONTRACT                   WASHINGTON
  05/31/96                 ACTIVE TELEPHONE NUMBERS
                          ------------------------------------------------------

                          ------------------------------------------------------

NETWORK COVERAGES
--------------------------------------------------------------------------------

N1                                                                         $****
N2                                                                         $****
N3                                                                         $****
N4                                                                         $****
--------------------------------------------------------------------------------

PAGER MUST BE 1200 OR 2400 BAUD POCSAG

PAGER MUST HAVE A NETWORK CAPCODE

NETWORK COVERAGE ONLY AVAILABLE WITH DIGITAL SERVICE

RATE IS IN ADDITION TO DIGITAL SERVICE LISTED ABOVE

EXPANDED COVERAGE HAS *** CALLS INCLUDED; OVERCALLS BILLED AT $**** PER CALL

RESERVED NUMBERS:
--------------------------------------------------------------------------------
Digital                                                                    $****
Alpha                                                                      $****
800                                                                        $****
--------------------------------------------------------------------------------

ACTIVE NUMBERS AND TEMPORARILY DISCONNECTED NUMBERS WILL BE BILLED AT DIGITAL SERVICES RATES

NUMBERS PERMANENTLY DISCONNECTED OR IN RESERVE POOL WILL BE BILLED AT RESERVE
RATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DETAILED BILLING:                     PROVIDED FREE  OF CHARGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES: VOLUME DISCOUNT IS BASED UPON TOTAL NUMBER OF UNITS WITHOUT RESPECT TO CATEGORY

          EACH RESELLER WILL RECEIVE ******************* AT THE BASIC RATE

          CAPCODES AND NUMBERS WILL BE ASSIGNED BY PREFERRED NETWORKS

          SPECIAL PROMPT RECORDINGS ARE BASED UPON AVAILABILITY
--------------------------------------------------------------------------------


CONTRACT PRICING APPROVAL:    _____________________
DATE:                         _____________________

-------------------------------------------
ORIGINATOR:           _____________________
PRICING SYSTEMS:      _____________________
VP SALES:
-------------------------------------------

PREFERRED NETWORKS, INC.                                SATELLINK, INC.
--------------------------------------------------------------------------------
AIRTIME RATES                                           INTERCONNECT / CO-LOCATE
                                                        REVISION: 1/15/98

INTERCONNECT / CO-LOCATE RATE STRUCTURE FOR SATELLINK
-----------------------------------------------------
157.74 MHZ NETWORK FOR GEORGIA MARKETS

-----------------------------------------------------------------------------------------------------------
                        RATE 1      RATE 2     RATE 3      RATE 4      RATE 5      RATE 6      RATE 7
-----------------------------------------------------------------------------------------------------------
                        0-5,000     5,001-     10,001-     20,001-     30,001-     50,001-      80,001
                                    10,000     20,000      30,000      50,000      80,000     AND ABOVE
-----------------------------------------------------------------------------------------------------------
  DIGITAL SERVICE
  Local Service
    1200 baud            ****         ****       ****        ****        ****        ****        ****
    2400 baud            ****         ****       ****        ****        ****        ****        ****
  Expanded Service
    1200 baud            ****         ****       ****        ****        ****        ****        ****
    2400 baud            ****         ****       ****        ****        ****        ****        ****
  Regional Service
    1200 baud            ****         ****       ****        ****        ****        ****        ****
    2400 baud            ****         ****       ****        ****        ****        ****        ****
  ALPHA SURCHARGE
    1200 baud            ****         ****       ****        ****        ****        ****        ****
    2400 baud            ****         ****       ****        ****        ****        ****        ****
    Alpha local only
-----------------------------------------------------------------------------------------------------------

  Satellink is currently billed at Rate 3.2400 baud may not be available in all markets.


  157.740, 462.825, 158.10 MHZ NETWORK FOR SOUTHEAST REGION OUTER MARKETS

-----------------------------------------------------------------------------------------------------------
                        RATE 1      RATE 2     RATE 3      RATE 4      RATE 5      RATE 6      RATE 7
-----------------------------------------------------------------------------------------------------------
                        0-5,000     5,001-     10.001-     20,001-     30,001-     50,001-      80,001
                                    10,000     20,000      30,000      50,000      80,000     AND ABOVE
-----------------------------------------------------------------------------------------------------------
  DIGITAL SERVICE
  Local Service
    1200 baud            ****         ****       ****        ****        ****        ****        ****
    2400 baud            ****         ****       ****        ****        ****        ****        ****
  Expanded Service
    1200 baud            ****         ****       ****        ****        ****        ****        ****
    2400 baud            ****         ****       ****        ****        ****        ****        ****
  Regional Service
    1200 baud            ****         ****       ****        ****        ****        ****        ****
    2400 baud            ****         ****       ****        ****        ****        ****        ****
  ALPHA SURCHARGE
    1200 baud            ****         ****       ****        ****        ****        ****        ****
    2400 baud            ****         ****       ****        ****        ****        ****        ****
    Alpha local only
-----------------------------------------------------------------------------------------------------------

  Satellink is currently billed at Rate 3. 2400 baud may not be available in all markets.


  929.1125 MHZ NETWORK FOR SOUTHEAST MARKETS (FLORIDA AND GEORGIA)

-----------------------------------------------------------------------------------------------------------
                        RATE 1      RATE 2     RATE 3      RATE 4      RATE 5      RATE 6      RATE 7
-----------------------------------------------------------------------------------------------------------
                        0-5,000     5,001-     10,001-     20,001-     30,001-     50,001-      80,001
                                    10,000     20,000      30,000      50,000      80,000     AND ABOVE
-----------------------------------------------------------------------------------------------------------
  DIGITAL SERVICE
    Local 1200 baud      ****         ****       ****        ****        ****        ****        ****
    Local 2400 baud      ****         ****       ****        ****        ****        ****        ****
  ALPHA SERVICE
    1200 baud            ****         ****       ****        ****        ****        ****        ****
    2400 baud            ****         ****       ****        ****        ****        ****        ****
-----------------------------------------------------------------------------------------------------------

  APPROVED:  [SIGNATURE ILLEGIBLE]                        DATE: 1/15/98
           -----------------------------                       -----------------
           Gary Park, Vice President of Sales
           and Marketing